SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------
                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 1, 2003

                           RECONDITIONED SYSTEMS, INC.
             (Exact name of registrant as specified in charter)

         Arizona                            0-20924             86-0576290
(State or other jurisdiction       (Commission File Number)   (IRS Employer
            of incorporation)                                Identification No.)

                     444 West Fairmont, Tempe, Arizona 85282
                     (Address of principal executive offices)

                                  480-968-1772
                (Registrant's telephone number, including area code)

                                       N/A
       (Former name or former address, if changed since last report)

This Form 8-K/A amends the Current Report on Form 8-K dated May 5, 2003 and includes the financial statements and pro forma financial information that had been omitted from the previously filed Form 8-K as permitted by Item 7 of Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                          INDEPENDENT AUDITORS' REPORT

To The Stockholders and Board of Directors of
Beck Office Systems, Inc.


We have audited the accompanying balance sheet of Beck Office Systems, Inc. as of April 30, 2003, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Beck Office Systems, Inc. as of April 30, 2003, and the results of its operations, stockholders' equity, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


Renzi, Bernardi, Suarez & Co.
Philadelphia, Pennsylvania
May 9, 2003

                            BECK OFFICE SYSTEMS, INC.
                                  BALANCE SHEET
                                 APRIL 30, 2003


                                               ASSETS
Current Assets:
       Cash and cash equivalents (Notes 1, 2 and 3)                 $40,504
       Accounts receivable (Notes 1 and 5)                          295,655
       Deferred tax asset, net (Note 7)                              32,781
       Inventory (Notes 1 and 5)                                    563,503
       Prepaid expenses and other current assets                     18,036
                                                                     ------

                    Total current assets                            950,479


Property and Equipment, net:   (Note 1, 4 and 5)                    616,061



Other Assets                                                         24,239
                                                                     ------

Total Assets                                                     $1,590,779
                                                                 ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
         Current maturities of notes payable (Note 5)              $620,877
         Accounts payable                                           213,850
         Customer deposits                                          105,269
         Other accrued expenses and current liabilities             139,693
                                                                    -------

                      Total current liabilities                   1,079,689


    Long-term Liabilities:
         Note payable, long-term portion (Note 5)                    42,395
         Deferred income tax payable (Note 7)                        31,699
                                                                     ------

                      Total liabilities                           1,153,783
                                                                  ---------

 Stockholders' Equity:
         Common stock, no par value; 100,000 shares
              authorized, 10,000 shares issued and outstanding       1,149
         Retained earnings                                         435,847
                                                                   -------

                      Total stockholders' equity                   436,996
                                                                   -------

  Total Liabilities and Stockholders' Equity                    $1,590,779
                                                                ==========


                   The Accompanying Notes are an Integral Part
                           of this Financial Statement

                            BECK OFFICE SYSTEMS, INC.
                             STATEMENT OF OPERATIONS
                        For the Year Ended April 30, 2003



Sales                                                        $5,185,974

Cost of sales                                                 3,740,341
                                                              ---------

Gross profit                                                  1,445,633

Selling expenses                                                774,112
Administrative expenses                                         657,717
                                                                -------

Income from operations                                           13,804

Other income (expense):
          Interest expense                                      (55,031)
          Interest income                                         3,350
          Other                                                   2,302
                                                                  -----

Net loss before income taxes                                   $(35,575)

Provision for income tax benefit                                  8,894
                                                                  -----

Net loss                                                       $(26,681)
                                                               =========

Earnings (Loss) per share (Notes 1 and 8):

          Basic                                             $     (2.67)
                                                            ============
          Diluted                                           $     (2.67)
                                                            ============

Weighted average number of shares outstanding:
          Basic                                                  10,000
                                                                 ======
          Diluted                                                10,000
                                                                 ======









                   The Accompanying Notes are an Integral Part
                           of this Financial Statement

                            BECK OFFICE SYSTEMS, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                        For the Year Ended April 30, 2003


                                    Common Stock      Common Stock
                                          Shares            Amount         Retained
                                                                           Earnings          Total
---------------------------------- -------------- ----------------- ---------------- --------------
Balance at  April 30, 2002                10,000            $1,149           $462,528      $463,677

Net loss                                       -                 -           (26,681)       (26,681)
                                   -------------- ----------------- ------------------ ---------------

Balance at  April 30, 2003                10,000            $1,149           $435,847      $436,996
                                   ============== ================= ================== =============










                   The Accompanying Notes are an Integral Part
                           of this Financial Statement

                            BECK OFFICE SYSTEMS, INC.
                             STATEMENT OF CASH FLOWS
                        For the Year Ended April 30, 2003



Cash Flows from Operating Activities:

        Cash received from customers                              $5,152,297
        Cash paid to suppliers and employees                      (4,910,325)
        Interest paid                                                (55,031)
        Interest received                                              3,350
                                                                       -----

                 Net cash provided by operating activities           190,291
                                                                     -------

Cash Flows from Investing Activities:

        Purchase of property and equipment                          (136,175)
        Other                                                          1,022
                                                                       -----

                 Net cash used by investing activities              (135,153)
                                                                    ---------

Cash Flows from Financing Activities:

        Repayment of debt principal                                 (924,309)
        Proceeds from debt instruments                               889,315
                                                                     -------

                 Net cash used by financing activities               (34,994)
                                                                     --------

Increase in cash and cash equivalents                                 20,144

Cash and cash equivalents at beginning of period                      20,360
                                                                      ------

Cash and cash equivalents at end of period                           $40,504
                                                                     =======







                   The Accompanying Notes are an Integral Part
                           of this Financial Statement

                            BECK OFFICE SYSTEMS, INC.
                       STATEMENT OF CASH FLOWS (Continued)
                        For the Year Ended April 30, 2003


Reconciliation of Net Loss to Net Cash
  Provided by Operating Activities:

Net loss                                                             $(26,681)

Adjustments to reconcile net loss to net cash provided by operating activities:

          Depreciation and amortization                               113,112
          Loss on disposal of assets                                    5,088

Changes in assets and liabilities:

          Accounts receivable                                         (41,067)
          Inventory                                                   (16,838)
          Prepaid expenses and other assets                            10,038
          Accounts payable and accrued expenses                       146,639
                                                                      -------

          Net cash provided by operating activities                  $190,291
                                                                     ========



                   The Accompanying Notes are an Integral Part
                           of this Financial Statement

                            BECK OFFICE SYSTEMS, INC.
                          Notes to Financial Statements
--------------------------------------------------------------------------------

                                     Note 1.
         Summary of Significant Accounting Policies, Nature of Operations,
                              and Use of Estimates
--------------------------------------------------------------------------------

Nature of Business:
         Beck Office Systems, Inc. ("BOS" or the "Company"), is a corporation which was incorporated in the State of New Mexico in September, 1989. The principal business purpose of the Company is the remanufacturing and sale of office workstations comprised of panel systems to customers primarily located throughout the continental United States. In addition, the Company markets new workstations, filing, seating, lighting and other office furniture accessories.



Pervasiveness of Estimates:
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Revenue Recognition:
         The Company recognizes a sale when its earnings process is complete. In connection with projects that are to be installed by a customer or an agent of the customer, the sale is recognized when the product is shipped to or possession is taken by the customer. In connection with projects installed by the Company, the sale is recognized upon completion of the installation.

Cash and Cash Equivalents:
         The Company considers all highly liquid debt instruments and money market funds purchased with an initial maturity of three (3) months or less to be cash equivalents.

Accounts Receivable - Trade:
         Accounts receivable are reported at the customers' outstanding balances less any allowance for doubtful accounts. The allowance is based upon a review of the individual accounts outstanding and the Company's prior history of uncollectible receivables. At April 30, 2003, the Company believes all accounts receivable are fully collectible, and as such, no allowance for doubtful accounts was established.

Inventory:
         Inventory, which is primarily composed of used office workstations and remanufacturing supplies, is stated at the lower of average cost or market. The Company reviews its inventory monthly and makes provisions for damaged and obsolete items. The Company contemplates its ability to alter the size of panels and other workstation components and designs projects so that the workstations are comprised of products currently in inventory in establishing its obsolescence reserve. At April 30, 2003, the Company had established a reserve for damaged and obsolete inventory in the amount of $20,000.

                            BECK OFFICE SYSTEMS, INC.
                    Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                     Note 1.
        Summary of Significant Accounting Policies, Nature of Operations,
                            and Use of Estimates
                                   (Continued)
--------------------------------------------------------------------------------

Property and Equipment:
         Property and equipment are recorded at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the assets and related depreciation accounts are relieved of applicable amounts. Gains or losses from retirements or sales are credited or charged to income. Depreciation is generally provided for on the straight-line basis over the following estimated useful lives of the assets:

                                                                      Years
                  Office furniture and equipment                     5 - 10
                  Machinery and equipment                            3 - 10
                  Leasehold improvements                            10 - 15
                  Vehicles                                             7

Long-Lived Assets:
         Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets in question may not be recoverable. This standard did not have a material effect on the Company's results of operations, cash flows or financial position.


Deferred Income Taxes:
         Deferred income taxes are provided on an asset and liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, there is uncertainty of the operating losses in future periods. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Earnings (Loss) Per Common and Common Equivalent Share:
         Basic earnings (loss) per share include no dilution and are computed by dividing income (loss) available to common stockholders by the weighted average number of shares outstanding for the period.

         As of April 30, 2003, the Company did not have any outstanding stock options, as such diluted earnings (loss) per share amounts are computed based on the weighted average number of shares actually outstanding and is equal to basic earnings (loss) per share.

                            BECK OFFICE SYSTEMS, INC.
                    Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

      Summary of Significant Accounting Policies, Nature of Operations,
                              and Use of Estimates
                                   (Continued)
--------------------------------------------------------------------------------

Advertising:
     All direct advertising costs are expensed as incurred. The Company charged to operations $50,214 in advertising costs for the year ended April 30, 2003.



Shipping costs:
     Shipping costs include freight and mailing charges associated with delivery of goods from the company's warehouse to customer's designated locations. The company's policy is to classify shipping costs as part of cost of goods sold in the statement of operations.



Recent Accounting Pronouncements:

         In June 2001 and August 2001, the FASB issued the following statements:



                  FASB 141 - Business Combinations

                  FASB 142 - Goodwill and other Intangible Assets

                  FASB 143 - Accounting for Asset Retirement Obligations

                  FASB 144 - Accounting for the Impairment or Disposal of
                             Long-Lived Assets

                  FASB 148 - Accounting for Stock-Based Compensation -
                             Transition and Disclosure



     These FASB statements did not have a material impact on the Company's financial position or results of operations.

--------------------------------------------------------------------------------

                                     Note 2.
                                 Concentrations
--------------------------------------------------------------------------------

The Company specializes in remanufacturing one particular original equipment manufacturer's (OEM) line of office workstations. The business is dependent upon a readily available supply of new parts, as well as used product.

                            BECK OFFICE SYSTEMS, INC.
                    Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                     Note 3.
                       Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The Company estimates that the fair value of all financial instruments at April 30, 2003 as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheets. The estimate fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Estimated fair values of the Company's financial instruments (all of which are held for non-trading purposes), are as follows:

Carrying
                                            Amount            Fair Value
Cash and cash equivalents                   $  40,504         $  40,504
Accounts receivable                         $ 295,655         $ 295,655
Lease receivables                           $  15,212         $  15,212
Accounts payable                            $ 213,850         $ 213,850

--------------------------------------------------------------------------------

                                     Note 4.
                             Property and Equipment
--------------------------------------------------------------------------------

Property and equipment by major classifications are as follows:


         Vehicles                                              $381,728
         Machinery and equipment                                250,956
         Office furniture and equipment                         277,829
         Leasehold improvements                                  35,877
                                                                 ------

                                                                946,390
         Accumulated depreciation                              (330,329)
                                                               ---------

                                                               $616,061

Depreciation expense for the year ended April 30, 2003 totaled $111,645.

                            BECK OFFICE SYSTEMS, INC.
                    Notes to Financial Statements (Continued)
 -------------------------------------------------------------------------------

                                     Note 5.
                                  Notes Payable
 -------------------------------------------------------------------------------

Notes payable and long-term debt consisted of the following at April 30, 2003:

         Notes payable to various lending institutions
         and collateralized by various vehicles, bearing
         interest at 6.75% and 7.99%. Principal and
         interest is payable in monthly installments of
         $991. The notes mature through November 2011                   $50,664

         Note payable to Reconditioned Systems, Inc.
         under a $1,000,000 line of credit agreement,
         accruing interest at a rate of prime rate
         plus 0.5%.  The note is collateralized
         by accounts receivable, inventory, property
         and equipment, and intangibles with total
         $1,548,618.  The note matures on
         May 1, 2004                                                    612,608

         Less - current maturities                                     (620,877)
                                                                       ---------

         Notes payable- long term portion                               $42,395
                                                                        =======

Maturities of long-term debt for the next five years are as follows:

        2005                   $10,130
        2006                     5,200
        2007                     4,081
        2008                     4,419
        2009                     4,785
        Thereafter              13,780
                                ------

                               $42,395

                            BECK OFFICE SYSTEMS, INC.
                    Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                     Note 6.
--------------------------------------------------------------------------------

The Company leases remanufacturing, warehouse, showroom and office space in New Mexico and Arizona, as well as certain equipment under non-cancelable operating lease agreements expiring at various times through September 2015. Certain of the lease agreements require the Company to pay property taxes, insurance and maintenance costs.

Future minimum lease payments were as follows at April 30, 2003:

                  April 30,                                      Amount
                  ---------                                      ------
                  2004                                          $332,685
                  2005                                           302,705
                  2006                                           298,671
                  2007                                           304,509
                  2008                                           303,721
                  Subsequent                                   2,449,667
                                                               ---------
                                                              $3,991,958

Rent expense under operating lease agreements for the year ended April 30, 2003 was approximately $336,000.

                            BECK OFFICE SYSTEMS, INC.
                    Notes to Financial Statements (Continued)

--------------------------------------------------------------------------------

                                     Note 7.
                                  Income Taxes
--------------------------------------------------------------------------------


The provision for income taxes consist of the following for the year ended April 30, 2003:

Federal
    Current (Expense) Benefit                                          $7,291
    Deferred (Expense) Benefit                                         (1,955)
State
    Current (Expense) Benefit                                          $4,861
    Deferred (Expense) Benefit                                         (1,303)
                                                                       -------

Tax (Expense) Benefit                                                  $8,894

Significant components of the Company's deferred tax assets and liabilities are as follows:

Deferred tax assets:
     Accrued liabilities                                                $32,781
                                                                        -------

     Deferred tax asset                                                 $32,781
                                                                        =======

Deferred tax liability:
     Property and equipment related                                     $31,699
                                                                        -------

     Deferred tax liability                                             $31,699
                                                                        =======

Realization of the net deferred tax assets is dependent on future reversals of existing taxable temporary differences and adequate future taxable income, exclusive of reversing temporary differences and carryforwards. Although realization is not assured, management believes that it is more likely than not that the net deferred tax assets will be realizable. The amount of the net deferred tax asset considered realizable could be reduced in the near term if actual future taxable income is lower than estimated, or if there are differences in the timing or amount of future reversals of existing taxable temporary differences. Deferred tax assets/liabilities were not material in prior years.

                            BECK OFFICE SYSTEMS, INC.
                    Notes to Financial Statements (Continued)


--------------------------------------------------------------------------------

                                     Note 8.
                            Earnings (Loss) Per Share
--------------------------------------------------------------------------------

For the years ended April 30, 2003, the following data shows amounts used in computing earnings (loss) per share and the effect on income and the weighted average number of shares.

Basic and Diluted EPS

Net loss                                                             $(26,681)
                                                                     =========

Weighted average number of shares outstanding                          10,000

Basic and diluted loss per share                                       $(2.67)
                                                                       =======


--------------------------------------------------------------------------------

                                     Note 9.
                           401(k) Profit Sharing Plan
--------------------------------------------------------------------------------

The Company established a 401(k) Profit Sharing Plan on January 1, 1996. Active participants may elect to have the Company make salary reduction contributions on their behalf based on a percentage of their earnings, not to exceed IRS limits.

--------------------------------------------------------------------------------

                                    Note 10.
                                Subsequent Event
--------------------------------------------------------------------------------

Effective May 1, 2003, Reconditioned Systems, Inc., an Arizona corporation ("RSI") completed its acquisition of Beck Office Systems, by means of a merger of Beck with and into RSI Acquisition Sub, Inc., a New Mexico corporation and wholly-owned subsidiary of RSI formed in order to effect the acquisition. The merger was accomplished pursuant to the Agreement and Plan of Merger dated April 24, 2003 and entered into by the respective corporations and certain others and a copy of which was filed as an attachment to the articles of merger with the New Mexico State Corporation Commission on April 29, 2003.

In consideration for the merger which is intended to qualify as a tax free reorganization under Section 368 of the Internal Revenue Code, RSI paid $200,000 in cash and 111,000 shares of restricted RSI common stock. The issuance of RSI common stock was made without general solicitation or advertising pursuant to
Section 4(2) of the Securities Act of 1933.

                           RECONDITIONED SYSTEMS, INC.
                                    PROFORMA
                             COMBINED BALANCE SHEET


                                                       RSI              BOS           Pro Forma             Pro Forma
                                            March 31, 2003   April 30, 2003      Adjustments(a)              Combined

ASSETS
Current Assets
     Cash and cash equivalents               $1,274,132           $40,504          $(112,608)   f        $1,202,028
     Accounts receivable, net                 1,349,365           295,655                                 1,645,020
     Notes and leases receivable                150,000                 -                                   150,000
     Deferred tax asset, net                     48,285            32,781            (32,781)   d            48,285
     Inventory, net                           1,343,157           563,503              65,123   b         1,971,783
     Prepaid expenses and other
     current assets                             186,166            18,036                                   204,202
                                                -------            ------                                   -------
         Total current assets                 4,351,105           950,479                                 5,221,318

Property and Equipment, net                     318,817           616,061              16,000   b           833,924
                                                                                     (116,954)  d
Refundable deposits and other                    67,034            24,239                                    91,273
                                                 ------            ------                                    ------

    Total Assets                             $4,736,956        $1,590,779                                $6,146,515
                                             ==========        ==========                                ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Current portion of long-term debt              $ -          $620,877             (8,269)   d
                                                                                      200,000   e
                                                                                    (112,608)   f          $700,000
     Accounts payable                           553,400           213,850                                   767,250
     Customer deposits                          157,414           105,269                                   262,683
     Accrued compensation and benefits
                                                234,862            87,780              28,747   c           351,389
     Other accrued expenses and current
     liabilities                                 34,038            51,913                                    85,951
                                                 ------            ------                                    ------
         Total current liabilities              979,714         1,079,689                                 2,167,273

Long term debt                                        -            42,395            (42,395)  d                 -
Deferred income taxes                                 -            31,699            (31,699)  d                 -
                                                      -            ------                                       -

     Total liabilities                          979,714         1,153,783                                 2,167,273
                                                -------         ---------                                 ---------

Stockholders' equity                          3,757,242           436,996              81,123  b          3,979,242
                                              ---------           -------                                 ---------
                                                                                     (28,747)  c
                                                                                     (67,372)  d
                                                                                    (200,000)  e

Total Liabilities and Stockholders' Equity
                                             $4,736,956       $1,590,779                                 $6,146,515
                                             ==========       ==========                                 ==========

                  The accompanying notes are an integral
           part of these pro forma combined financial statements.

                           RECONDITIONED SYSTEMS, INC.
                    Notes to Pro Forma Combined Balance Sheet

Pro Forma Adjustments to the Balance Sheet

a)       The following is a summary of the estimated aggregate purchase price:

     Cash paid to Beck stockholders                                    $200,000
     Market value of RSI common shares issued to Beck stockholders      222,000
     RSI transaction costs                                               28,747
                                                                       ---------

         Total purchase price                                          $450,747
                                                                       ========

     The estimated pro forma allocation of the purchase price is as follows:

     Beck's historical assets and liabilities, net                     $436,996
     Adjustments for assets and liabilities not acquired                (67,372)
     Adjustment of Beck historical assets and liabilities
        to fair value                                                    81,123
                                                                       --------

         Total purchase price                                          $450,747
                                                                       ========

b)       Represents adjustment to reflect Beck's inventory at fair value.

c) Represents an accrual for RSI's transaction costs incurred in connection with the Beck acquisition.

d)       Represents adjustment for assets and liabilities not acquired.

e) Represents elimination of Beck stockholders' equity, the issuance of RSI common stock in exchange for Beck's common stock and borrowings on note payable to finance cash paid to Beck stockholders.

f) Represents borrowings on line of credit and pay off certain short-term and long-term debts acquired in the merger.

                           RECONDITIONED SYSTEMS, INC.
                                    PROFORMA
                            COMBINED INCOME STATEMENT


                                                   RSI               BOS
                                          For the Year      For the Year
                                                 Ended             Ended      Pro Forma                Pro Forma
                                        March 31, 2003    April 30, 2003    Adjustments                 Combined

Sales                                      $11,511,058        $5,185,974              -              $16,697,032

Cost of sales                              (8,993,136)       (3,740,341)       (65,124)    g        (12,798,601)
                                           -----------       -----------       --------    -        ------------

Gross profit                                 2,517,922         1,445,633       (65,124)                3,898,431

Selling and administrative expenses        (2,474,293)       (1,431,829)              -              (3,906,122)
                                           -----------       -----------              -              -----------

Income (loss) from operations                   43,629            13,804       (65,124)                  (7,691)

Other income (expenses)                         23,408          (49,379)              -                 (25,971)
                                                ------          --------              -                 --------

Net income (loss) before income                 67,037          (35,575)       (65,124)                 (33,662)
taxes

Provision for income tax (expense)
benefit                                       (16,760)             8,894         16,282    h               8,416
                                              --------             -----         ------                    -----

Net income (loss)                              $50,277         $(26,681)      $(48,842)                $(25,246)
                                               =======         =========      =========                =========

Earnings (loss) per share
    Basic                                        $0.04           $(2.67)                                 $(0.02)
    Diluted                                      $0.04           $(2.67)                                 $(0.02)

Weighted average number of shares outstanding:
    Basic                                    1,253,032            10,000                   i           1,365,237
                                             =========            ======                               =========
    Diluted                                  1,370,730            10,000                   i           1,475,487
                                             =========            ======                               =========

          The accompanying notes are an integral part of these proforma combined financial statements.

                           RECONDITIONED SYSTEMS, INC.
                  Notes to Pro Forma Combined Income Statement


Pro Forma Adjustments to the Income Statement


g) Represents effect of fair value adjustment of inventory on cost of goods sold.
h) Represent the aggregate pro forma income tax effect (25.0%) of the adjustments.
i) Pro forma weighted average number of shares - basic and diluted have been adjusted to reflect the issuance of 111,000 shares of RSI common stock in exchange for the outstanding shares of Beck common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Reconditioned Systems, Inc.

Date:    July 14, 2003                           /s/ Scott W. Ryan
                                                 --------------------------
                                                 Scott W. Ryan, Chairman

                                                /s/ Dirk D. Anderson
                                                ---------------------------
                                                Dirk D. Anderson,
                                                Chief Executive Officer
                                               (Principal Accounting Officer)



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